Acquisition of FSB Bancorp, Inc.

December 19, 2019

David J. Nasca
President & CEO

John B. Connerton
Executive Vice President & CFO



Safe Harbor Statement

This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. When used in this news release, or in the documents incorporated by reference herein, the words "will," "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "seek," "look to," "goal," "target" and similar expressions identify such forward-looking statements. These forward-looking statements include, without limitation, statements relating to the impact Evans and FSB expect their proposed merger (the "Proposed Transaction") to have on the combined entities operations, financial condition, and financial results, and Evans' and FSB's expectations about their ability to successfully integrate their respective businesses and the amount of cost savings and other benefits Evans and FSB expect to realize as a result of the Proposed Transaction. These forward-looking statements are based largely on the expectations of Evans' and FSB's respective management and are subject to a number of risks and uncertainties, including, but not limited to, the possibility that the Proposed Transaction does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in Evans' or FSB's share price before closing, the risk that the businesses of Evans and FSB will not be integrated successfully, the possibility that the cost savings and any synergies or other anticipated benefits from the Proposed Transaction may not be fully realized or may take longer to realize than expected, disruption from the Proposed Transaction making it more difficult to maintain relationships with employees, customers or other parties with whom Evans or FSB have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of the shares of Evans common stock to be issued in the Proposed Transaction, the reaction to the Proposed Transaction of the companies' customers, employees and counterparties and other factors, many of which are beyond the control of Evans and FSB. We refer you to the additional risk factors that could cause results to differ materially from those described above contained in the Annual Report on Form 10-K filed by Evans for the year ended December 31, 2018, the Annual Report on Form 10-K filed by FSB for the year ended December 31, 2018 and any updates to those risk factors set forth in Evans' and FSB's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Evans and FSB with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov. Because of these and other uncertainties, actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Neither Evans nor FSB undertakes any obligation, and specifically declines any obligation, to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise, except to the extent required by law.

EVANS BANCORP INC.

Additional Information

Important Additional Information will be Filed with the SEC

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Proposed Transaction, Evans will file with the SEC a registration statement on Form S-4 (the "Registration Statement") that will include a proxy statement of FSB and a prospectus of Evans (the "Proxy Statement/Prospectus"), and each of Evans and FSB may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of FSB. **Stockholders and investors are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Proposed Transaction carefully and in their entirety when they become available and any other relevant documents filed with the SEC by Evans and FSB, as well as any amendments or supplements to those documents, because they will contain important information about Evans, FSB and the Proposed Transaction.**

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Evans and FSB, may be obtained at the SEC's website, www.sec.gov, when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, by directing a request to Evans Bancorp, Inc., One Grimsby Drive, Hamburg, New York 14075, Attention: Corporate Secretary, Telephone: (716) 926-2000 or to FSB Bancorp, Inc., 45 South Main Street, Fairport, New York 14450, Attention: Corporate Secretary, Telephone: (585) 223-9080, or by accessing Evans' website at www.evansbank.com under "Investor Relations" or FSB's website at www.fairportsavingsbank.com under "Investor Relations." The information on Evans' and FSB's websites is not, and shall not be deemed to be, a part of this news release or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Evans, FSB and their respective directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of FSB in connection with the Proposed Transaction. Information about Evans' directors and executive officers is available in its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on March 21, 2019, and information about FSB's directors and executive officers is available in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 22, 2019. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus regarding the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Building a Premier Financial Institution - Bolstering WNY Presence


North Hamlin
Ridgeway
Parma Center
Niagara-on-the-Lake
Albion
Medina
Brockport
Irondequoit
Tuscarora I.R.
Lockport
Iroquois National Wildlife Refuge
Rochester
Walworth
Niagara Falls
East Rochester
Riga
North Tonawanda
Batavia
Wheatland Center
Mendon
Amherst
Le Roy
South Newstead
Fort Erie
Cheektowaga
Canandaigua
Buffalo
West Seneca
Marilla
Attica
Geneseo
East Aurora
Warsaw
Hamburg
Perry
Evans Center
Cattaraugus I.R.
Hanover Center
Collins
Current Branches
Evans Bancorp, Inc. (EVBN)
FSB Bancorp, Inc. (FSBC)

Combined Companies[1]

- **$1.8B** in Assets
- **$1.5B** in Deposits
- **$1.5B** in Loans HFI
- **75** miles reach
- **2.2 million** in population
- **Solid, stable** economies

[1] *As of September 30, 2019*

Population: Buffalo–Niagara Falls Metropolitan Statistical Area and Rochester, NY Metropolitan Statistical Area designated by the United States Census Bureau

EVANS BANCORP INC.

Stronger Combined

- Creates scale
- Leverages strength of Evans commercial bank
- Captures Fairport Savings solid retail presence

– Value creation

– Enhanced scale

– Expand into a strategically prioritized, contiguous market

Lower cost with fewer resources than de novo effort - better ROIC

– Complementary business lines

Expand commercial platform in Western New York

Leverage FSB's strength in mortgage and enhance Evans' consumer lending

Broader deposit gathering

– Acquisition of customers and deposit funding

Equates to ~2+ years of growth

– Leverage capabilities across combined platform

Municipal Banking, Insurance, Employee Benefits and Cash Management

– Combined company well positioned for future

EVANS BANCORP INC.

Transaction Highlights

Transaction	Evans Bancorp, Inc. ("Evans") acquires 100% of FSB Bancorp, Inc.'s ("FSB") outstanding common stock
Merger Consideration[1]	50% Cash at $17.80 per share 50% Stock at 0.4394 fixed exchange ratio
Total Merger Value at announcement[2]	$34.7 million
Implied Pricing Multiples at announcement[3]	Price to Tangible Book Value: 1.08x Price to Earnings: NM
2021 Cost Synergies	$3.5 million pre-tax; 32% cost savings
Earnings Accretion	$0.04 EPS in 2020 (+0.9%) $0.18 EPS in 2021 (+4.7%)
Tangible Book Value	Temporary dilution; 3.5 years to accretion
Required Approvals and Expected Closing	Customary regulatory approvals; FSB shareholder approval Estimated closing: 2Q 2020
After-tax Restructuring Charge	$5.3 million

[1] This transaction will qualify as a tax-free reorganization for those FSB shareholders who receive Evans common stock in the transaction. Merger consideration subject to possible adjustment.
[2] Based on 1,940,661 FSB common stock outstanding and 172,080 common stock options outstanding
[3] Based on FSB's tangible book value as of September 30, 2019 and FSB's closing share price on December 18, 2019

Evans Bancorp, Inc. (NYSE American: EVBN)

Established: 1920 **Branches:** 15 **Insurance locations:** 10

- **Building a preeminent community financial institution**
- **Creating scale and sophistication to take advantage of opportunities**
- **Increasing competitive advantages with the best talent and top tier client experiences**

($ in millions)	YE 2018	Q3 2019	Δ
Assets	$ 1,388.2	$ 1,455.7	+ 4.9%
Loans	$ 1,155.9	$ 1,219.8	+ 5.5%
Deposits	$ 1,215.1	$ 1,258.8	+ 3.9%

($ in millions, except EPS)	YE 2018	TTM Q3 2019	Δ
Net Income	$ 16.4	$ 17.7	+ 7.9%
EPS	$ 3.32	$ 3.57	+ 7.5%
ROA	1.20%	1.23%	+3 bps
ROE	13.2%	13.1%	-10 bps

Branch and Insurance locations as of September 30, 2019

EVANS BANCORP INC.

FSB Bancorp, Inc. (Nasdaq: FSBC)

Established: 1888 **Branches:** 5 **Mortgage locations:** 3

- Parent of Fairport Savings Bank
- Headquartered in Fairport, NY
- Founded in 1888
- Five branches in Rochester area
- Kevin D. Maroney, *President and CEO,* to join Evans Board of Directors

($ in millions)	YE 2018	Q3 2019	Δ
Assets	$ 328.3	$ 324.8	-1.1%
Loans	$ 281.7	$ 276.7	-1.8%
Deposits	$ 222.6	$ 232.9	+ 4.2%

($ in millions, except EPS)	YE 2018	TTM Q3 2019	Δ
Net Income	$ 0.14	$ 0.01	-92.8%
EPS	$ 0.07	$ 0.00	NM
ROA	0.04%	0.00%	NM
ROE	0.43%	0.02%	-41 bps

Branch and Mortgage locations as of September 30, 2019

Shared Culture and Community

- Shared focus on customer relationships and community bank culture
- Partnership continues and expands legacy of service to Western New York market
- FSB shareholders gain access to stronger earnings engine
- Customers gain access to enhanced and expanded products and services
- Employees gain increased opportunities for advancement in a larger organization
- Evans has a demonstrated track record of community reinvestment

EVANS BANCORP INC.

Evans Strategic Objectives

- Drive top tier **Earnings Growth**
- Turn clients into loyal **Promoters**
- **Deepen Relationships** with our customers
- **Buildout** of operational effectiveness
- Be a valuable **Community Partner**
- Intentional, consistent **Culture**
- Geographic **Diversity**
- Acquire, develop and retain **Top Tier Talent**
- Expanding **Fee Based Income**
- **Drive funding** to support asset growth

Acquisition of FSB Bancorp, Inc.

December 19, 2019

EVANS BANCORP INC.

